Exhibit 99.1
Trinity Industries, Inc. May 2009

2 Forward Looking Statements This presentation contains "forward looking statements" as defined by the Private Securities Litigation Reform Act of 1995 and includes statements as to expectations, beliefs and future financial performance, or assumptions underlying or concerning matters herein. These statements that are not historical facts are forward looking. Readers are directed to Trinity's Form 10-K and other SEC filings for a description of certain of the business issues and risks, a change in any of which could cause actual results or outcomes to differ materially from those expressed in the forward looking statements. Any forward looking statement speaks only as of the date on which such statement is made. Trinity undertakes no obligation to update any forward looking statement or statements to reflect events or circumstances after the date on which such statement is made.

3 Trinity is a Multi-Industry Company Trinity is a Multi-Industry Company Trinity provides infrastructure products and services through five distinct business groups: Revenue and Consolidated Profit percentages for Last Twelve Months Ended 3/31/09 for outside revenues Total Consolidated Profit Excluding All Other, Corporate & Including Leasing External Interest Expense

4 Trinity's Key Market Leadership Positions Trinity's Rail Group Largest manufacturer of railcars in North America Largest railcar axle manufacturer in North America Largest railcar coupling device manufacturer in North America Trinity's Rail Leasing and Management Services Group Leading provider of railcar leasing and management services Trinity's Construction Products Group Only full-line manufacturer of highway guardrail and crash cushions in the United States Leading suppliers of concrete, aggregates, and asphalt in Texas Trinity's Energy Equipment Group Leading producer of propane tanks in North America Leading manufacturer of structural wind towers in North America Trinity's Inland Barge Group Largest manufacturer of inland barges in the United States Leading manufacturer of fiberglass covers for barges in the United States

5 Trinity's Differentiating Strategies and Tactics Trinity's strategies and tactics are designed to improve our performance in all economic cycles During the last decade, we have enhanced our multi-industry portfolio by: Strategically growing the Leasing business to provide a solid base of earnings and cash flows Increasing our manufacturing capacity in Mexico to lower our costs Focusing on building our backlogs Investing in diversified businesses through organic growth Trinity is uniquely positioned to generate significant profits during an up cycle and manage through a severe down cycle while building strength

6 Trinity's Revenues are More Diversified Than in the Past FY 2000 Total Consolidated Revenue was $2.7 billion *Total Consolidated Profit Excluding All Other, Corporate & Including Leasing External Interest Expense FY 2000 was $320 million **Leasing Percentage Represents Operating Profit Less External Interest Expense LTM 3/31/2009 Total Consolidated Revenue was $3.8 billion *Total Consolidated Profit Excluding All Other, Corporate & Including Leasing External Interest Expense LTM 3/31/2009 $475.7 million **Leasing Percentage Represents Operating Profit Less External Interest Expense

7 Trinity Today Leasing and Management Services Expand relationships with end-users of railcars Introduce new products into the market Provide earnings and cash flow base for Trinity Consistently grow the business Manufacturing Businesses Maintain leadership positions Utilize significant manufacturing footprint in Mexico Optimize operational flexibility Generate continuous synergies Trinity's Multi-Industry Model

8 Trinity Has Navigated Through Economic Cycles Trinity's businesses have gone through multiple economic cycles Our seasoned management knows how to assess the market, proactively plan for cycles and then react to changes in economic conditions We have a performance driven culture that thrives on managing in various operating environments We maintain a solid balance sheet to take advantage of investment opportunities, such as undervalued acquisitions or organic growth Trinity has staying power and has always built strength during a down cycle and emerged with more opportunity for growth than when the cycle began

9 Trinity's Objectives During the Economic Downturn Our goal is to maintain momentum that we built during the positive economic cycle We plan to strengthen the company as we respond to a declining level of demand for our products by: Consolidating production into more cost effective facilities Reducing costs across the board Leveraging resources throughout the company to enhance our competitive positions Launching a variety of initiatives to enhance our balance sheet and remain highly liquid We will: Preserve our operational excellence and market leadership positions as we right-size the company Strategically and prudently deploy our capital to remain positioned for growth when the economy improves

10 Trinity is Well Positioned for All Economic Cycles Trinity had strong momentum as the positive economic cycle came to an end Trinity had significant backlogs as we entered the economic downturn They have enabled normal operating conditions and the opportunity to proactively plan our production Trinity's manufacturing flexibility, combined with our broad product offering allows us to pursue a wide range of orders Trinity has a cost-effective manufacturing footprint in the Southern United States and Mexico across product lines Trinity's continuous synergies across business lines provide unique opportunities Trinity's lease fleet of 47,650 railcars provides a strong strategic connection to our customers, as well as a long-term stream of profits and cash flows Trinity is in a strong liquidity position with a solid balance sheet

11 Trinity's Manufacturing Flexibility is a Differentiator Trinity's Manufacturing Flexibility is a Differentiator Trinity's Manufacturing Flexibility is a Differentiator Trinity's Manufacturing Flexibility is a Differentiator Trinity's manufacturing flexibility enhances our opportunistic approach We quickly respond to market changes and customer needs Our resources are directed toward highest and best use Manufacturing flexibility across business lines Manufacturing flexibility across broad product lines

12 Trinity Has an Excellent Competitive Position in Mexico Trinity Has an Excellent Competitive Position in Mexico More than five decades of in-country operating experience Multiple plants in Mexico Trinity's significant manufacturing capacity in Mexico continues to grow Very strong logistics network in place - 1,000 truckloads crossing the border per month Provides benefits across multiple product lines: Trinity expects to produce 40-50% of its railcars in Mexico during 2009 In 2008, Trinity opened a new wind tower facility in Mexico, adding 180,000 square feet to the footprint 2.3 million square feet of manufacturing capacity in Mexico 2.3 million square feet of manufacturing capacity in Mexico

13 Trinity's Companies Have Continuous Synergistic Connections Trinity's businesses place a high priority on collaborating with each other to continuously generate synergies that provide competitive benefits: Maximized Plant Efficiencies Internal Sourcing of Components & Sub- Assemblies INTERNALLY GENERATED SYNERGIES Centralized Cost Savings Optimization of Low Cost Facilities Shared Best Practices in Manufacturing Technologies

14 Trinity's Railcar Leasing Company Provides Stability Trinity's leasing company growth over the last decade has established a predictable revenue and earnings base Trinity's leasing company continues to provide strategic benefits to our manufacturing businesses in addition to its strong financial performance We have been highly successful in renewing or remarketing cars in our fleet Utilization of the fleet was 98.4% at March 31, 2009 There is a high probability that a large portion of new railcar orders will be for leases and we are positioned to take advantage of that trend Trinity plans to continue its lease fleet growth In 2009, we expect to add $275 - $325 million (net) of railcars to our lease fleet

15 Trinity's Railcar Lease Fleet has Grown Rapidly 3/00 3/01 12/01 12/02 12/03 12/04 12/05 12/06 12/07 12/08 3/09 2003 8684 11830 13280 15098 18599 20313 24877 30553 36090 47850 47650 CAGR of 20.8% 8,700 cars 47,650 cars We have built a large fleet of young railcars with long-term leases Our lease fleet will provide a large base of revenues and earnings during the economic down cycle

16 Trinity's Liquidity Position is Strong Cash of $170.4 million as of March 31, 2009 Corporate Revolver availability of $333.8 million as of March 31, 2009 Leasing Warehouse availability of $289.8 million as of March 31, 2009 Corporate Revolver $425 million facility Matures October, 2012 No borrowings at 3/31/09 $91.2 million in Letters of Credit Leasing Warehouse Facility $600 million facility Matures August, 2009 Working on renewal

17 Trinity's Balance Sheet Remains Solid Cash of $170.4 million at March 31, 2009 Corporate debt Senior Notes of $201.5 million; mature in 2014 Subordinated Convertible Notes of $450 million; first call/put in 2018 Leasing debt Warehouse borrowings of $310.2 million Long-term financings of $880 million Completed multiple sale lease-back transactions during Q1 and Q2 2009 Completed a $61 million equipment financing during Q2 2009 Leasing assets have a net book value of $2.7 billion This leaves a significant amount of unencumbered assets available for financing

18 Industry Shipments 1956 67080 1957 99590 1958 42760 1959 37819 1960 57047 1961 31720 1962 36554 1963 44960 1964 69330 1965 77828 1966 90104 1967 83095 1968 56232 1969 69028 1970 65970 1971 54696 1972 47460 1973 59875 1974 66563 1975 72337 1976 52504 1977 51142 1978 67286 1979 84869 1980 80470 1981 41435 1982 15515 1983 5570 1984 12376 1985 11674 1986 11508 1987 13645 1988 22524 1989 29617 1990 32063 1991 24674 1992 25761 1993 35239 1994 53281 1995 60853 1996 57877 1997 50396 1998 75685 1999 74223 2000 55791 2001 34260 2002 17714 2003 32184 2004 47801 2005 69759 2006 74943 2007 62185 2008 61220 2009P 23971 2010P 15079 2011P 29129 2012P 48207 2013P 59750 2014P 64050 1.2 million railcars = 60,500 cars per year avg. 1964-1983 731,000 railcars = 36,500 cars per year avg. 1984-2003 Rail Industry Shipment Summary and Projections Sources: Historical data per the Railway Supply Institute; projected periods per Global Insight and Economic Planning Associates, Inc. reports 25 years from peak 40,031cars per year avg. 2009P - 2014P A look at two 20-year periods of time: Major industry Consolidation after the peak in the late 1970s Change in tax status affected shipments

19 Trinity is Optimizing Synergistic Opportunities in the Wind Energy Market the Wind Energy Market the Wind Energy Market Trinity's Structural Wind Tower revenues grew from $11 million in 2004 to $430.3 million at LTM 3/31/09. The backlog was $1.3 billion at 3/31/09 Trinity's concrete business has poured the foundations for several wind tower installations in Texas Trinity's transportation company ships the wind towers that we produce the wind towers that we produce the wind towers that we produce the wind towers that we produce the wind towers that we produce

20 Trinity's Recent Operating Results Trinity's Earnings Summary 2005 - LTM 3/31/2009 (1) (1) Earnings per Diluted Share from Continuing Operations Earnings Column 12 Column 13 Column 14 Column 15 Column 16 2003 -0.06 2004 -0.25 2005 1.42 2006 2.64 2007 3.55 2008 3.47 LTM 3/31/09 3.12 Revenues decreased 3.1% in the LTM 3/31/09 versus LTM 3/31/08 from $3.90 billion to $3.78 billion: 34% growth ($160mm) in Energy Equipment 23% growth ($122mm) in Inland Barge 4% contraction (-$101mm) in Rail Operating profit decreased 10%, or $50mm to $434mm Operating margin decreased 1% to 11% EBITDA decreased 2% from $680mm to $667mm Reported income from continuing operations of $252mm as compared to $296mm Earnings from continuing operations decreased 14% to $3.12 per diluted share Trinity's EBITDA Summary 2005 - LTM 3/31/2009 (1) (1) EBITDA from Continuing Operations ($mm) EBITDA Margin Line 3 Revenue EBITDA Stack 2 Stack 3 Stack 4 Stack 5 Stack 6 Stack 7 Stack 8 Stack 9 Stack 10 Stack 11 Stack 12 Stack 13 Stack 14 Stack 15 Stack 16 2002 0.07368587 1268.9 93.504 50 2003 0.080165092 1259.9 101 125 2004 0.05 1965 98.3 200 2005 0.108609809 2709.7 294.5 275 2006 0.1553947 3218.9 500.2 350 2007 0.1718 3832.8 658.3 2008 0.1812 3903.2 703.5 LTM 3/31/09 0.1765 666.6

Appendix: Operating Business Summaries

22 Industry shipments of 54,551 railcars during LTM 3/31/09 with a backlog of 26,321 railcars as of 3/31/09 Trinity shipments totaled 25,238 railcars during LTM 3/31/09 Trinity orders totaled 13,616 railcars representing approximately 54% of the Industry total during LTM 3/31/09 Trinity's order backlog was approximately 6,210 railcars as of 3/31/09 Operating Margin of 7.2% in LTM 3/31/09 Revenue Operating Profit OP Margin Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 2003 595 -2.2 -0.0037 2004 1066.7 -20.4 -0.0191 2005 1816.3 135 0.0743 2006 2142.6 253.9 0.1185 2007 2381.5 347.6 0.146 2008 2372 247.7 0.097 LTM 3/31/09 164.7 0.072 Rail Group Leading producer of railcars in North America Largest producer of railcar axles, and coupling devices in North America Nearly 680,000 railcars, or more than 39% of the North American fleet, are more than 25 years old Focus on new and updated designs Centralized sourcing provides cost savings Streamlined manufacturing efficiencies Networking of customers between railcar sales and railcar leasing Rail Group Highlights Rail Group Historical Operating Profit/(Loss)(1) (1) Before eliminations ($mm) ($mm) ($mm)

23 Railcar Leasing and Management Services Group Leading provider of comprehensive railcar leasing and management services Trinity's owned and leased fleet was approximately 47,650 railcars at 3/31/09 as compared to 38,030 at 3/31/08 Single point of contact for equipment and services Strengthens relationship with end-user of railcar Young fleet with an average age of 4.8 years Long-term leases with average remaining term of 4.3 years Highly utilized fleet - 98.4% at March 31, 2009 Marketed with railcar sales activities as TrinityRail(r) Trinity Leasing's capabilities provide the following advantages: Strategic Position Operating Benefits Financial Results Leasing complements product offering (one-stop shopping) Provides Trinity's rail customers option to purchase or lease Ideal method for introduction of new products Assists in balancing and extending production lines Minimizes administrative issues Strategic fleet sales take advantage of market conditions Leasing provides attractive return on investment Minimizes cyclical exposure to company Revenue and cash flow diversification for Trinity Revenue Operating profit OP % Column 4 Column 5 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 2002 114.7 31.3 0.273 2003 153.8 41 0.267 2004 181 42 0.232 2005 203.7 55.8 0.274 2006 303.7 106.5 0.351 2007 631.7 161.2 0.2552 2008 604.5 158.9 0.297 LTM 3/31/09 177.5 0.278 Leasing and Mgmt Services Historical Operating Profit ($mm) ($mm)

24 Revenue Operating profit Column 3 Column 4 Column 5 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 2002 211.7 4.7 0.0222 2003 170.6 -4.7 -0.0275 2004 210.4 -14.8 -0.0703 2005 240.7 15.7 0.0652 2006 371.2 44.5 0.1199 2007 493.2 72.6 0.1472 2008 552.7 119.2 0.191 LTM 3/31/09 131.6 0.204 Revenues up 23.4% in LTM 3/31/09 vs. LTM 3/31/08 Profitability dramatically improved - Operating Profit/(Loss) margins increased from (7%) in FY 2004 to 16% during LTM 3/31/08 and 20% during LTM 3/31/09 Trinity backlog was $402mm at 3/31/09 Backlog extends into 2009 Replacement demand driver: 4,991 out of 18,014 hopper barges, or 28%, are 21+ years old 1,425 out of 2,991 tank barges, or 47%, are 21+ years old Inland Barge Group Inland Barge Group Highlights Inland Barge Group Historical Operating Profit/(Loss) Tank Barges Hopper Barges Transports grain & coal Transports liquids ($mm)

25 Revenues OP OP% Column 4 Column 5 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 2002 463.9 44.8 0.097 2003 457.4 37.5 0.082 2004 535.5 35.1 0.066 2005 621.6 55.3 0.089 2006 695.3 61.5 0.088 2007 733 58.2 0.079 2008 761 58.2 0.079 LTM 3/31/09 44.1 0.063 Revenues down 6% LTM 3/31/09 vs. LTM 3/31/08 Operating Profit down 27% LTM 3/31/09 vs. LTM 3/31/08 Nationwide producer of Highway products Positioned in Texas with Concrete and Aggregates Demand tied to construction projects and federal funding Consistent contributor to cash flow Construction Products Group Leading Texas producer of concrete, aggregates and asphalt Only full-line manufacturer of highway guardrail and crash cushions in the United States; plus a line of proprietary products including guardrail end treatments and cable barrier guardrail systems Diversified exposure to commercial, residential, industrial, and highway markets Business has grown organically and through acquisitions Federal Highway Bill and stimulus bill provide growth opportunities Construction Products Group Highlights Construction Products Group Historical Operating Profit Concrete & Aggregates 403.9 Highway Products 269.9 Other 21.6 All other Slice 7 Slice 8 Slice 9 Slice 10 Slice 11 Slice 12 Slice 13 Slice 14 Slice 15 Slice 16 LTM 3/31/09 Revenue Mix ($mm) Highway

26 Revenue OP OP% Column 5 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 2002 149.4 0.6 0.004 2003 124.3 10.9 0.088 2004 152.1 15.3 0.101 2005 234.8 31.9 0.136 2006 336.5 45.7 0.136 2007 433.9 50.1 0.115 2008 530 100.3 0.159 LTM 3/31/09 100.4 0.159 Tank Containers: Consistent and mature business Trinity has taken cost out of the business Improved processes Elimination of non-profitable products Consolidated North American operations Structural Wind Towers: Revenues grew from $11mm in 2004 to $430.3mm LTM 3/31/09 Trinity's order backlog as of 3/31/09 was $1.3 billion Opened new plant in Iowa during Q4 08 New plant in Mexico opened in Q1 08 Energy Equipment Group Leading North American producer in fast-growing structural wind tower business Leading producer of propane tanks in North America Low-cost operator with primary tank container production in Mexico facilities Synergies among products across multiple Trinity business groups Energy Equipment Group Highlights Energy Equipment Group Historical Operating Profit Energy Equipment Group Historical Operating Profit ($mm)